SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) February 26, 1999
                                                           -----------------
          (February 23, 1999)
          -------------------


                               ICG COMMUNICATIONS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

               Delaware                 1-11965             84-1342022
          -----------------------------------------------------------------
          (State of Incorporation)      (Commission         (IRS Employer
                                        File Number)        Identification
                                                            No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
          -----------------------------------------------------------------
                       (Address of principal executive offices)


                              ICG HOLDINGS (CANADA) CO.
          ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                    Canada                1-11052           Not Applicable
          ----------------------------------------------------------------
          (State of Incorporation)      (Commission         (IRS Employer
                                        File Number)        Identification
                                                            No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
          -----------------------------------------------------------------
                       (Address of principal executive offices)


                             ICG HOLDINGS (CANADA), INC.
        1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3

        -------------------------------------------------------------------
           (Former name and former address, if changed since last report.)


                                  ICG HOLDINGS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                  Colorado              33-96540            84-1158866
          -----------------------------------------------------------------
          (State of Incorporation)      (Commission         (IRS Employer
                                        File Number)        Identification
                                                            No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
          -----------------------------------------------------------------
                       (Address of principal executive offices)


                                   ICG FUNDING, LLC
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                  Delaware              333-40495           84-1434980
          -----------------------------------------------------------------
          (State of Incorporation)      (Commission         (IRS Employer
                                        File Number)        Identification
                                                            No.)

                 161 Inverness Drive West, Englewood, Colorado 80112
          -----------------------------------------------------------------
                       (Address of principal executive offices)


          Registrants' telephone numbers, including area codes
          (888) 424-1144 and (303) 414-5000
          ---------------------------------

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    In a press release dated February 23, 1999, ICG

          Communications, Inc., a Delaware corporation (the

          "Corporation"), announced its earnings information and results of operations for the Corporation's 1998 fourth quarter and year end.  A copy of the press release is attached.


          ITEM 7.   EXHIBITS.
          ------    --------

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated February 23, 1999.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly

          authorized.


          Dated: February 25, 1999           ICG COMMUNICATIONS, INC.


                                             By:/s/ H. Don Teague
                                                ------------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                 General Counsel and Secretary



                                             ICG HOLDINGS (CANADA) CO.


                                             By:/s/ H. Don Teague
                                                ------------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and Secretary



                                             ICG HOLDINGS, INC.


                                             By:/s/ H. Don Teague
                                                ------------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and Secretary



                                             ICG FUNDING, LLC


                                             By:/s/ H. Don Teague
                                                ------------------------------
                                                H. Don Teague
                                                Executive Vice President,
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX
                                 -------------

          Exhibit
          -------

           99.1              Press Release, dated February 23, 1999.